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                                                                    EXHIBIT 1(l)

                FORM OF SECOND AMENDMENT DATED SEPTEMBER 16, 2003

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect (i) the redesignation of Janus Adviser International Value Fund as "Janus Adviser Foreign Stock Fund;" (ii) the redesignation of Janus Adviser Risk-Managed Large Cap Core Fund as "Janus Adviser Risk-Managed Core Fund;" (iii) the redesignation of Janus Adviser Risk-Managed Large Cap Growth Fund as "Janus Adviser Risk-Managed Growth Fund;" and (iv) the redesignation of Janus Adviser Small Cap Value Fund as "Janus Adviser Small Company Value Fund."

                                   SCHEDULE A


Series of the Trust                                                             Available Classes
-------------------                                                             -----------------
Janus Adviser Balanced Fund                                                     Class I Shares
                                                                                Class C Shares

Janus Adviser Capital Appreciation Fund                                         Class I Shares
                                                                                Class C Shares

Janus Adviser Core Equity Fund                                                  Class I Shares
                                                                                Class C Shares

Janus Adviser Flexible Income Fund                                              Class I Shares
                                                                                Class C Shares

Janus Adviser Foreign Stock Fund                                                Class I Shares
                                                                                Class C Shares

Janus Adviser Growth Fund                                                       Class I Shares
                                                                                Class C Shares

Janus Adviser Growth and Income Fund                                            Class I Shares
                                                                                Class C Shares

Janus Adviser International Growth Fund                                         Class I Shares
                                                                                Class C Shares


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
Janus Adviser Mid Cap Growth Fund                                               Class I Shares
                                                                                Class C Shares

Janus Adviser Mid Cap Value Fund                                                Class I Shares
                                                                                Class C Shares

Janus Adviser Money Market Fund                                                 Class I Shares
                                                                                Class C Shares

Janus Adviser Risk-Managed Core Fund                                            Class I Shares
                                                                                Class C Shares

Janus Adviser Risk-Managed Growth Fund                                          Class I Shares
                                                                                Class C Shares

Janus Adviser Small Company Value Fund                                          Class I Shares
                                                                                Class C Shares

Janus Adviser Worldwide Fund                                                    Class I Shares
                                                                                Class C Shares

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